SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche GNMA Fund

Effective on or about May 22, 2017, the following information is added to the disclosure contained in Part I: APPENDIX I-I headed “INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” in the fund’s Statement of Additional Information:

Foreign Currencies

Foreign Investment

Sovereign Debt

Effective on or about May 22, 2017, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:

Fund Name	Management Fee Rate
Deutsche GNMA Fund	First $1 billion 0.315% Next $1.5 billion 0.310% Next $2.5 billion 0.300% Next $2.5 billion 0.280% Next $2.5 billion 0.260% Next $2.5 billion 0.240% Thereafter 0.220%

Please Retain This Supplement for Future Reference

February 16, 2017
SAISTKR-311